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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2003

Commission file number 333-05978

EURAMAX INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	58-2502320 (I.R.S. Employer Identification No.)
5445 Triangle Parkway, Suite 350, Norcross, Georgia (Address of principal executive offices)	30092 (Zip Code)

Registrant's telephone number, including area code 770-449-7066

Item 5. Other Events

On July 10, 2003, Euramax International, Inc. announced a tender offer for its senior subordinated notes. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits.

99.1
Press Release of Euramax International, Inc. dated July 10, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EURAMAX INTERNATIONAL, INC.

Signature	Title	Date

/s/ R. SCOTT VANSANT R. Scott Vansant	Chief Financial Officer and Secretary	July 17, 2003

Exhibit Index

Exhibit	Description
Exhibit 99.1	Press release issued July 17, 2003 by Euramax International, Inc.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Exhibit Index